UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2017 (April 20, 2017)

SMARTMETRIC, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54853	05-0543557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89109

(Address of principal executive offices, including zip code)

(702) 990-3687

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective April 20, 2017 (the “Effective Date”), SmartMetric, Inc., a Nevada corporation (the “Company”), dismissed Daszkal Bolton, LLP as the Company’s independent registered public accounting firm. As of the Effective Date, the Company has engaged AMC Auditing, LLC as its new independent registered public accounting firm to provide accounting and audit services for the period ended March 31, 2017.

The report of Daszkal Bolton, LLP regarding the Company’s consolidated financial statements for the fiscal year ended June 30, 2016 (the “Most Recent Fiscal Year”) did not contain an adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, other than as related to the Company’s ability to continue as a going concern.

During the Most Recent Fiscal Year and the subsequent interim periods through the Effective Date, there were (i) no disagreements between the Company and Daszkal Bolton, LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Daszkal Bolton, LLP, would have caused Daszkal Bolton, LLP to make reference thereto in their reports on the consolidated financial statements for such year and period, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Daszkal Bolton, LLP with a copy of this current report on form 8-K and requested that Daszkal Bolton, LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not Daszkal Bolton, LLP agrees with the above statements. A copy of such letter, dated April 25, 2017, is attached hereto as Exhibit 16.1.

During the Company’s Most Recent Fiscal Year and the subsequent interim periods through the Effective Date, the Company has not consulted with AMC Auditing, LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that AMC Auditing, LLC concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

16.1	Letter from Daszkal Bolton, LLP dated April 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2017	SMARTMETRIC, INC. By: /s/ C. Hendrick
Name: C. Hendrick
Title: Chief Executive Officer